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                                                                   Exhibit 10.28

                         INVESTMENT MANAGEMENT AGREEMENT
                                       AND
               AMENDMENT TO CERTAIN SERVICE AND EXPENSE AGREEMENTS

                                      AMONG

                            ALLSTATE INVESTMENTS, LLC
                                       AND

                           ALLSTATE INSURANCE COMPANY
                                       AND

                            THE ALLSTATE CORPORATION
                                       AND

                               CERTAIN AFFILIATES

This Agreement made and effective as of January 1, 2002, among ALLSTATE INVESTMENTS, LLC, a Delaware limited liability company ("ALLSTATE INVESTMENTS"), ALLSTATE INSURANCE COMPANY, an Illinois insurance company ("Allstate"), THE ALLSTATE CORPORATION, a Delaware corporation and parent of Allstate and ALLSTATE INVESTMENTS ("Allcorp"), and those additional subsidiaries of Allcorp whose signatures appear below (individually an "Affiliate" and collectively with Allstate and Allcorp, the "Allstate Affiliates").

                              W I T N E S S E T H:

Allstate currently provides investment management services to Allcorp and certain insurance Affiliates pursuant to a Service and Expense Agreement, dated as of January 1, 1999 (the "Insurance Affiliates Service Agreement") and to certain non-insurance Affiliates pursuant to a Service and Expense Agreement, dated as of January 1, 2000 (the "Non-Insurance Affiliates Service Agreement," and, collectively with the Insurance Affiliates Service Agreement, the "Service Agreements").

It has been determined that such investment management services in the future will be more appropriately provided to the Allstate Affiliates by a separate entity performing only investment management activities rather than by a department of Allstate, resulting in benefits to the Allstate Affiliates. Therefore, subject to obtaining all required regulatory approvals, effective January 1, 2002, Allstate's Investment Department will cease providing investment management services pursuant to the Service Agreements. All investment management services will instead be provided to the Allstate Affiliates by ALLSTATE INVESTMENTS, an Allcorp subsidiary.

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To accomplish this change, the Allstate Affiliates desire to amend the Service
Agreements to terminate the provision of investment management services by Allstate. They also desire to contract with ALLSTATE INVESTMENTS for the rendering of investment management services by ALLSTATE INVESTMENTS subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, it is agreed as follows:

                                    ARTICLE 1
                    AMENDMENT OF EXISTING SERVICE AGREEMENTS

1.1 INSURANCE AFFILIATES SERVICE AGREEMENT. Allcorp, Allstate, and each insurance Affiliate hereby agree to amend the Insurance Affiliates Service Agreement by deleting Exhibit E and all references thereto such that Allstate no longer provides investment management services to Allcorp or any insurance Affiliate.

1.2 NON-INSURANCE AFFILIATES SERVICE AGREEMENT. Allstate and each non-insurance Affiliate hereby agree to amend the Non-Insurance Affiliates Service Agreement by deleting Exhibit B and all references thereto such that Allstate no longer provides investment management services to any non-insurance Affiliate.

                                    ARTICLE 2
                         INVESTMENT MANAGEMENT SERVICES

2.1       APPOINTMENT. Each Allstate Affiliate hereby engages
ALLSTATE INVESTMENTS as the investment manager of its investment assets and grants ALLSTATE INVESTMENTS the power and authority to advise, manage, and direct the investment and reinvestment of such assets for the period and on the terms and conditions set forth herein. Such activities shall be conducted subject to and in accordance with the investment objectives, restrictions, and strategies set forth in the Investment Policy and Investment Plan (the "Policy") adopted by the Board of Directors of each such Allstate Affiliate with respect to its respective investment portfolios, and in accordance with such other limitations and guidelines as may be established from time to time for such portfolios by such Boards (such investment objectives, restrictions, strategies, limitations, and guidelines herein referred to collectively as the "Investment Guidelines"). ALLSTATE INVESTMENTS hereby accepts such responsibility and agrees during such period to render the services and to assume the obligations herein set forth, all as more fully described in Exhibit A, attached hereto (the "Services"). Each of the Allstate Affiliates may from time to time reach agreement with ALLSTATE INVESTMENTS that only certain of the listed Services will be provided.

2.2 CHARGES AND EXPENSES. Each Allstate Affiliate agrees to pay ALLSTATE INVESTMENTS a fee for the Services equal to ALLSTATE INVESTMENTS' fully burdened basis point charge for the management of such Allstate Affiliate's portfolio.

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The fully burdened basis point charge is ALLSTATE INVESTMENTS's actual cost of managing the portfolios in which such Allstate Affiliate invests, including the provision of all administrative, reporting or other services required to manage the portfolios and provide the Services. To the extent any of ALLSTATE INVESTMENTS's costs are determined by allocations from any Allstate Affiliate, the allocation shall be made in accordance with the general provisions of the NAIC expense classification and allocation guidelines applicable to all inter-company allocations between Allstate and its insurance affiliates. ALLSTATE INVESTMENTS shall maintain and make available for review by any Allstate Affiliate, or any regulator having jurisdiction over such Allstate Affiliate, documentation showing the calculation of all such charges. Any Allstate Affiliate may request a review of such charges for the Services and such review will occur promptly thereafter. All brokerage commissions and other direct transaction charges payable to third parties shall be in addition to any fees payable to ALLSTATE INVESTMENTS for Services and may be paid on each Allstate Affiliate's behalf from the assets in the such entities portfolio or may be paid by ALLSTATE INVESTMENTS and reimbursed by such Allstate Affiliate.

2.3 PAYMENT. ALLSTATE INVESTMENTS will charge each Allstate Affiliate for the Services via the monthly expense allocation process, and payments will be through the monthly intercompany settlement process. The process will be completed by personnel of ALLSTATE INVESTMENTS and each of the Allstate Affiliates in the most timely and effective method available.

                                    ARTICLE 3
                            MISCELLANEOUS PROVISIONS

3.1 PREVIOUS AGREEMENTS. Except for the amendments to the Service Agreements pursuant to Article 1 above, nothing in this Agreement shall be deemed to amend any previously executed agreement between the parties.

3.2 SCOPE OF SERVICES. The scope of, and the manner in which, ALLSTATE INVESTMENTS provides the Services to the Allstate Affiliates shall be reviewed periodically by ALLSTATE INVESTMENTS and the Allstate Affiliates.

3.3 STANDARD OF PERFORMANCE. ALLSTATE INVESTMENTS shall discharge its duties hereunder at all times in good faith and with that degree of prudence, diligence, care and skill which a prudent person rendering services as an institutional investment manager would exercise under similar circumstances. The provisions of this Agreement shall not be interpreted to imply any obligation on the part of ALLSTATE INVESTMENTS to observe any standard of care other than as set forth in this Section 3.3.

3.4 BOOKS AND RECORDS. Upon reasonable notice, and during normal business hours, each Allstate Affiliate shall be entitled to, at its own expense, inspect records that pertain to the computation of charges for the Services. ALLSTATE INVESTMENTS shall at all times maintain correct and complete books, records and accounts of all Services. Each

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Allstate Affiliate shall have unconditional right of ownership of any records prepared on its behalf under this Agreement.

3.5 LIABILITY OF ALLSTATE INVESTMENTS. In the absence of ALLSTATE INVESTMENTS's willful or negligent misconduct (or the willful or negligent misconduct of its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with ALLSTATE INVESTMENTS or retained by it to perform or assist in the performance of its obligations under this Agreement), neither ALLSTATE INVESTMENTS nor any of its officers, directors, employees or agents shall be subject to liability to any Allstate Affiliate for any act or omission in the course of, or connected with, rendering services hereunder.

3.6 INDEPENDENT CONTRACTOR. ALLSTATE INVESTMENTS shall for all purposes be deemed to be an independent contractor. All persons performing duties hereunder at all times during the term of this agreement shall be under the supervision and control of ALLSTATE INVESTMENTS, and shall not be deemed employees of any Allstate Affiliate as a result of this Agreement and the Services provided hereunder. ALLSTATE INVESTMENTS shall have no power or authority to bind any Allstate Affiliate or to assume or create an obligation or responsibility, express or implied, on behalf of any Allstate Affiliate, nor shall it represent to anyone that it has such power or authority, except as expressly provided in this Agreement. Nothing in this Agreement shall be deemed to create a partnership between or among the parties, whether for purposes of taxation or otherwise.

3.7 ASSIGNMENT. ALLSTATE INVESTMENTS shall not assign its obligations or rights under this Agreement without the written consent of each Allstate Affiliate. ALLSTATE INVESTMENTS may terminate this Agreement in its entirety, and each Allstate Affiliate may cancel its participation in the arrangements under this Agreement, each by giving six months written notice to the other parties to this Agreement; provided, however, that in the event that the affiliate relationship ceases to exist with respect to any Affiliate, this Agreement shall terminate immediately with respect to such Allstate Affiliate. Under no circumstances will the initial term of this Agreement exceed five (5) years.

3.8 NOTICES. All communications provided for hereunder shall be in writing, and if to an Allstate Affiliate, mailed or delivered to such Allstate Affiliate at its office at the address listed in such Affiliate's Statutory Annual Statement Blank, Attention: Secretary, or if to an entity not filing a statutory Annual Statement Blank, mailed or delivered to its office at 3075 Sanders Road, Northbrook, Illinois 60062, Attention: Controller, or addressed to any party at the address such party may hereafter designate by written notice to the other parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year above written.

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                                 THE ALLSTATE CORPORATION

                                 By:
                                     ---------
                                 James P. Zils
                                 Treasurer

                                 ALLSTATE INSURANCE COMPANY

                                 By:
                                     ----------
                                 James p. Zils
                                 Vice President and Treasurer

                                 ALLSTATE INVESTMENTS, LLC

                                 By:
                                     ----------
                                 Casey J. Sylla
                                 Chairman of the Board and President

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                                 AHL SELECT HMO, INC.

                                 By:
                                     ------------------------
                                 John. Anderson, Jr.
                                 Secretary and Treasurer

                                 ALLSTATE ASSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 ALLSTATE COUNTY MUTUAL INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ALLSTATE ENTERPRISES, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ALLSTATE FINANCIAL, LLC

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 ALLSTATE FINANCIAL CORPORATION

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

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                                 ALLSTATE FIRE AND CASUALTY INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ALLSTATE FLORIDIAN INDEMNITY COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ALLSTATE FLORIDIAN INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ALLSTATE HOLDINGS, LLC

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Executive Vice President and Treasurer

                                 ALLSTATE INDEMNITY COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ALLSTATE INTERNATIONAL INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Executive Vice President and Treasurer

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                                 ALLSTATE INTERNATIONAL INSURANCE HOLDINGS, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Executive Vice President and Treasurer

                                 ALLSTATE LIFE INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 ALLSTATE MOTOR CLUB, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ALLSTATE NEW JERSEY HOLDINGS, LLC

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Executive Vice President and Treasurer

                                 ALLSTATE NEW JERSEY INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ALLSTATE NON-INSURANCE HOLDINGS, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                        8
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                                 ALLSTATE NORTH AMERICAN INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ALLSTATE PROPERTY AND CASUALTY INSURANCE
                                 COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 AMERICAN HERITAGE LIFE INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 John K. Anderson, Jr.
                                 Executive Vice President, Treasurer, Chief
                                 Financial Officer and Corporate Secretary

                                 AMERICAN HERITAGE LIFE INVESTMENT CORPORATION

                                 By:
                                     -------------------------
                                 James P. Zils
                                 Treasurer

                                 ALLSTATE TEXAS LLOYD'S. INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                        9
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                                 CHARTER NATIONAL LIFE INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 COLUMBIA UNIVERSAL LIFE INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 CONCORD HERITAGE LIFE INSURANCE COMPANY INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 DEERBROOK INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 DIRECT MARKETING CENTER INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ENCOMPASS HOLDINGS, LLC

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

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                                 ENCOMPASS INDEMNITY COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ENTERPRISES SERVICES CORPORATION

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 FIRST COLONIAL INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 John K. Anderson, Jr.
                                 Senior Vice President and Secretary

                                 GLENBROOK LIFE AND ANNUITY COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 IVANTAGE GROUP, LLC

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 IVANTAGE SELECT AGENCY, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                       11
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                                 IVORY HOLDINGS, LLC

                                 By:
                                     ------------------------
                                 John K. Anderson, Jr.
                                 Secretary

                                 KEYSTONE STATE LIFE INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 LINCOLN BENEFIT LIFE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 NORTHBROOK INDEMNITY COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 NORTHBROOK LIFE INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 NORTHBROOK SERVICES, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

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                                 PEMBRIDGE AMERICA INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 RESCUE EXPRESS, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 ROADWAY PROTECTION AUTO CLUB, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 STERLING COLLISION CENTERS, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 SURETY LIFE INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 TECH-COR, INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                       13
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                                 THE NORTHBROOK CORPORATION

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Treasurer

                                 USF&G BUSINESS INSURANCE COMPANY

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 WILLOW INSURANCE HOLDINGS INC.

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                 WILLOW LAKE HOLDINGS, LLC

                                 By:
                                     ------------------------
                                 James P. Zils
                                 Vice President and Treasurer

                                       14
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                                                                       Exhibit A
                               INVESTMENT SERVICES

     A. APPOINTMENT. This Exhibit A details the Services to be provided by ALLLSTATE INVESTMENTS pursuant to the Investment Management Agreement among ALLSTATE INVESTMENTS and certain Allstate Affiliates to which this Exhibit A is attached. For purposes of this Exhibit A, the investment portfolio of each Allstate Affiliate will be referred to as an Account

     B. ALLSTATE INVESTMENTS AS AGENT. ALLSTATE INVESTMENTS shall be granted and exercise full investment discretion and authority in buying, selling or otherwise disposing of or managing the investment of the assets held in each Account and in the performance of the services rendered hereunder, and shall do so as each Allstate Affiliate's agent only, subject to ALLSTATE INVESTMENTS' adherence to the Policies and Investment Guidelines. Each Allstate Affiliate hereby authorizes ALLSTATE INVESTMENTS to exercise all such powers with respect to the assets of its respective Account as may be necessary or appropriate for the performance by ALLSTATE INVESTMENTS of its obligations under the Agreement, subject to the supervision of the Board of Directors of such Allstate affiliate (the "Board"), and any limitations contained herein.

     C. INVESTMENT ADVISORY SERVICES. In furtherance of the foregoing, and in carrying out its obligations to manage the investment and reinvestment of the assets in each Account, ALLSTATE INVESTMENTS shall, as appropriate and consistent with the Investment Guidelines:

     (a) perform research and obtain and evaluate such information relating to the economics, industries, businesses, markets and new investment structures, techniques, practices, and financial data as ALLSTATE INVESTMENTS deems appropriate in the discharge of its duties under this Agreement; (b) consult with and furnish to each Board recommendations with respect to overall investment strategies for each respective Account; (c) seek out and implement specific investment opportunities, consistent with such overall investment strategies approved by each Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing the investment of the assets of each Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;
(d) regularly report to the Boards with respect to the implementation of investment strategies and any other activities in connection with management of each Account's assets, including furnishing to each Board, within 45 days after the end of each quarter, a report concerning investment activity during the quarter; (e) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Account; (f) determine the securities to be purchased or sold by each Account and place orders either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer that ALLSTATE INVESTMENTS selects; and (g) perform the

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services hereunder in a manner consistent with investment objectives and policies of each Allstate Affiliate as detailed in the respective Investment Guidelines, as amended from time to time, and in compliance, as appropriate, with the applicable provisions of the insurance laws and regulations of each Allstate Affiliate's domicile, as amended and any other applicable laws.

     D. ALLOCATION OF BROKERAGE. ALLSTATE INVESTMENTS is authorized in its sole discretion to select the brokers or dealers that will execute the purchases and sales of securities for each Account. In making such selection, ALLSTATE INVESTMENTS shall use its best efforts to obtain for each Account the most favorable net price and execution available taking into account all appropriate factors, including price, dealer spread or commission, if any, and size and difficulty of the transaction. If, in the judgment of ALLSTATE INVESTMENTS, an Allstate Affiliate would be benefited by supplemental investment research, ALLSTATE INVESTMENTS is authorized, but not obligated, to select brokers or dealers on the basis of research information, materials, or services they could furnish to ALLSTATE INVESTMENTS for potential use in supplementing ALLSTATE INVESTMENTS' own information and in making investment decisions for each Account. The expenses of ALLSTATE INVESTMENTS and the charges to an Allstate Affiliate may not necessarily be reduced as a result of receipt of such supplemental information. Subject to the above requirements, nothing shall prohibit ALLSTATE INVESTMENTS from selecting brokers or dealers with which it or any Allstate Affiliate is affiliated.

     E. SERVICE TO OTHER CLIENTS. Each Allstate Affiliate acknowledges that ALLSTATE INVESTMENTS may perform services for clients other than the Allstate Affiliates that are similar to the services to be performed pursuant to this Agreement, and that ALLSTATE INVESTMENTS is free to do so provided that its services pursuant to this Agreement are not in any way impaired. Each Allstate Affiliate agrees that ALLSTATE INVESTMENTS may provide investment advice to any of its other clients that may differ from advice given to such Allstate Affiliate, or take action with respect to assets owned by it or its other clients that may differ from the action taken with respect to any Account and/or assets held therein, so long as ALLSTATE INVESTMENTS, to the extent reasonable and practicable, allocates investment opportunities to each Account on a fair and equitable basis relative to ALLSTATE INVESTMENTS' other clients. It is understood that ALLSTATE INVESTMENTS shall have no obligation to purchase or sell, or to recommend for purchase or sale for any Account, any security that ALLSTATE INVESTMENTS, its affiliates, employees or agents may purchase or sell for its or their own accounts or for the account of any other client, if, in the opinion of ALLSTATE INVESTMENTS, such transaction or investment appears unsuitable, impractical or undesirable for such Account. It is agreed that ALLSTATE INVESTMENTS may use any supplemental investment research obtained for the benefit of an Allstate Affiliate in providing investment advice to its other clients or its own accounts. Conversely, such supplemental information obtained by the placement of business for ALLSTATE INVESTMENTS or other entities advised by ALLSTATE INVESTMENTS will be considered by and may be useful to ALLSTATE INVESTMENTS in carrying out its

                                        2
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obligations to each Allstate Affiliate.

     F. ALLOCATION OF TRADES. It is acknowledged that securities held by an Allstate Affiliate may also be held by separate investment accounts or other funds for which ALLSTATE INVESTMENTS may act as a manager. If purchases or sales of securities for an Allstate Affiliate or other entities for which ALLSTATE INVESTMENTS acts as investment manager arise for consideration at or about the same time, each such Allstate Affiliate agrees that ALLSTATE INVESTMENTS may make transactions in such securities, insofar as feasible, for the respective entities in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of ALLSTATE INVESTMENTS during the same period may increase the demand for securities being purchased or the supply of securities being sold, each Allstate Affiliate recognizes that there may be an adverse effect on price.

     It is agreed that, on occasions when ALLSTATE INVESTMENTS deems the purchase or sale of a security to be in the best interests of an Allstate Affiliate as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for such Allstate Affiliate with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by ALLSTATE INVESTMENTS in the manner it considers to be most equitable and consistent with its obligations to such Allstate Affiliate and to such other accounts or companies. Each Allstate Affiliate recognizes that in some cases this procedure may adversely affect the size of the position obtainable for such Allstate Affiliate.

     G. CONTRACTS; AUTHORIZED SIGNATORIES. ALLSTATE INVESTMENTS shall have the full power, right and authority, as each Allstate Affiliate's agent, in accordance with this Agreement and the Investment Guidelines, to negotiate, apply for, enter into, execute, deliver, amend, modify and/or terminate legal documents of every kind and nature relating to or required by the investment of the assets of each Account. All such documents may be entered into in an Allstate Affiliate's name or in ALLSTATE INVESTMENTS' name (as agent for such Allstate Affiliate), as ALLSTATE INVESTMENTS shall determine, and all such documents shall be legally binding on such Allstate Affiliate. Those certain employees and officers of ALLSTATE INVESTMENTS who are authorized to execute transactions and sign documentation pursuant to the Policies and Procedures adopted pursuant to authorization of the ALLSTATE INVESTMENTS' Board of Directors, as they may be amended from time to time, shall also be authorized to the same extent to execute transactions and sign documentation on behalf of any Allstate Affiliate and/or ALLSTATE INVESTMENTS in connection with transactions entered into on behalf of the assets of any Account pursuant to this Agreement.

     H.   COMPLIANCE WITH LEGAL REQUIREMENTS. ALLSTATE INVESTMENTS

                                        3
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shall make all reasonable efforts to comply with and cause to be complied with all applicable laws, rules, and regulations of the each Allstate Affiliate's domicile, and any federal, state or municipal authority governing this Agreement, the services rendered hereunder, each Account and the assets held therein. Without limiting the foregoing, ALLSTATE INVESTMENTS shall comply with all securities laws and other laws applicable to the services provided under this Agreement.

     I. TRANSACTION PROCEDURES. The assets of each Account are or will be held in custody by the bank custodian(s) appointed by each Allstate Affiliate from time to time. ALLSTATE INVESTMENTS shall not act as custodian for the assets of any Account and shall not, under any circumstances, have or be deemed to have ownership, custody or physical control of any of the assets of any Account. ALLSTATE INVESTMENTS may, however, issue instructions to, and communicate with, the bank custodian for each Account as may be necessary and appropriate in connection with provision of its services pursuant to this Agreement. At the option of ALLSTATE INVESTMENTS, instructions by ALLSTATE INVESTMENTS to the bank custodian may be made orally or by computer, electronic instruction systems or telecommunications terminals. ALLSTATE INVESTMENTS will confirm that the bank custodian has effected such instructions either by access to the bank's computerized identification system or by telephonic confirmation. The bank custodian will confirm with ALLSTATE INVESTMENTS receipt of trade instructions orally or by computer for the Account. ALLSTATE INVESTMENTS will instruct all brokers, dealers and counterparties executing orders on behalf of the assets of an Account to forward to ALLSTATE INVESTMENTS copies of all confirmations.

     J. RECORDKEEPING. ALLSTATE INVESTMENTS shall keep and maintain an accurate and detailed accounting of each transaction concerning the assets of each Account and of all receipts, disbursements, and other transactions relating to the purchase and sale transactions arising hereunder. ALLSTATE INVESTMENTS agrees to preserve such records for the greater of (i) six years; (ii) the required period pursuant to the insurance laws of an Allstate Affiliate's domicile and related regulations; or (iii) such other time period that an Allstate Affiliate may from time to time request. ALLSTATE INVESTMENTS acknowledges that all such records shall be the property of each Allstate Affiliate and shall be made available, within five (5) business days of receipt of a written request, to an Allstate Affiliate, its accountants, auditors or other representatives of the Allstate Affiliate for inspection and/or copying (at such Allstate Affiliate's expense) during regular business hours. In addition, ALLSTATE INVESTMENTS shall provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of an Allstate Affiliate, or as may be required by any governmental agency with jurisdiction hereunder.

     ALLSTATE INVESTMENTS further agrees to prepare and furnish to each Allstate Affiliate and to other persons designated by such Allstate Affiliate, at such regular intervals and other times as may be specified by such Allstate Affiliate from time to time (i) such balance sheets, income and expense statements and other financial

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statements and reports, and (ii) such other statements, reports and information, in each case regarding the assets of its Account as such Allstate Affiliate shall from time to time reasonably require.

     In the event of termination of this Agreement for any reason, all such records or copies thereof shall be returned promptly to the respective Allstate Affiliate, free from any claim or retention of rights by ALLSTATE INVESTMENTS.